UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way
Conroe, Texas 77301
(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 18, 2021, Spirit of Texas Bancshares, Inc. (the “Company” or “Spirit”), a Texas corporation and the parent company of Spirit of Texas Bank SSB (“Spirit Bank”), entered into an Agreement and Plan of Merger (the “Agreement”) with Simmons First National Corporation (the “Simmons”), an Arkansas corporation and the parent holding company of Simmons Bank (“Simmons Bank”), pursuant to which, upon the terms and subject to the conditions of the Agreement, the Company will merge with and into Simmons, with Simmons continuing as the surviving corporation (the “Transaction”). Immediately following the Transaction, Spirit Bank is expected to merge with and into Simmons Bank, with Simmons Bank continuing as the surviving bank. The terms and conditions of the Merger Agreement and the transactions contemplated thereby have been approved by the boards of directors of the Company and Simmons.

Upon the terms and subject to the conditions of the Agreement, upon the consummation of the Transaction, holders of Spirit’s common stock and common stock equivalents will receive, in the aggregate, 18,325,000 shares of Simmons common stock, subject to certain conditions and potential adjustments under the Agreement, including substituting cash for the Simmons’ common stock to the extent necessary to cash out Spirit’s stock options and warrants (the “Merger Consideration”). Based on the closing price of $31.73 for Simmons common stock on November 17, 2021, the Merger Consideration would have an implied aggregate value of approximately $581 million.

The Agreement contains customary representations and warranties and covenants by the Company and Simmons, including, among others, covenants relating to (1) the conduct of each party’s business during the period prior to the consummation of the Transaction, (2) Spirit’s obligations to facilitate Spirit’s shareholders’ consideration of, and voting upon, the Agreement and the Transaction at a meeting held for that purpose, (3) the recommendation by the Company board of directors in favor of approval of the Agreement and the Transaction, (4) the Company’s non-solicitation obligations relating to alternative business combination transactions, (5) Simmons’ obligations to register with the SEC and list with NASDAQ the shares of Simmons common stock to be issued to the Company shareholders in the Transaction and (6) Simmons’ obligations to indemnify the directors and officers of the Company.

The Transaction is subject to customary closing conditions, including, among others, (1) approval of the Agreement by the Company’s shareholders, (2) receipt of required regulatory approvals, (3) the absence of any law or order prohibiting or restricting the consummation of the transactions contemplated by the Agreement (including the Transaction), (4) the effectiveness of the registration statement for Simmons common stock to be issued in the Transaction, (5) approval of the listing on NASDAQ of Simmons common stock to be issued in the Transaction and (6) receipt by each party of an opinion from Simmons’ counsel to the effect that the Transaction, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Each party’s obligation to consummate the Transaction is also subject to certain additional customary conditions, including, among others, (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, and (2) performance in all material respects by the other party of its obligations under the Agreement. Simmons’ obligation to consummate the Transaction is also subject to, among other conditions, (a) the receipt of required regulatory approvals without the imposition of a condition that is materially burdensome on Simmons’ business or on the business of Spirit or Spirit Bank, in each case following the consummation of the Transaction, or which would likely reduce the economic benefits of the transactions contemplated by the Agreement to Simmons to such a degree that Simmons would not have entered into the Agreement had such condition or restriction been known to it at the date of the Agreement, (b) holders of no more than five percent of the outstanding shares of Spirit’s common stock demanding appraisal rights, and (c) Spirit Bank maintaining certain asset quality and capital ratio metrics.

The Agreement contains certain termination rights for both Simmons and the Company and further provides that a termination fee of $22.75 million will be payable by the Company to Simmons upon termination of the Agreement under certain specified circumstances.

The representations, warranties and covenants of each party set forth in the Agreement were made only for purposes of the Agreement and as of specific dates, and were and are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties and conditions may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them or any descriptions of them as statements of facts or conditions of the Company, Simmons, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. In addition, such representations and warranties (1) will not survive consummation of the Transaction, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the Company, Simmons, their respective affiliates, or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Simmons, their respective affiliates or their respective businesses, the Agreement, and the Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of the Company and a prospectus of Simmons, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company and Simmons make, as applicable, with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Voting Agreement

In connection with the Agreement, the Company entered into a Support and Non-Competition Agreement with Simmons, and each of the directors and certain executive officers of Spirit, a form of which is attached to this Current Report as Exhibit 99.1 (the “Voting Agreements”). The Company directors and executive officers that are party to the Voting Agreement beneficially own in the aggregate approximately 23.52% of the outstanding shares of Spirit’s common stock as of November 17, 2021. The Voting Agreements require, among other things, that the party thereto vote all of his or her shares of Spirit’s common stock in favor of the Transaction and the other transactions contemplated by the Agreement and against alternative transactions.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On November 19, 2021, the Company and Simmons issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

The information provided pursuant to this Item 7.01 (including Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “target,” “plan,” positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to the impact the Company and Simmons expect the Transaction to have on the combined entities’ operations, financial condition and financial results, and the Company’s and Simmons’ expectations about their ability to obtain regulatory approvals and the Company’s shareholder approval, their ability to successfully integrate the combined businesses and the amount of cost savings and other benefits the Company and Simmons expect to realize as a result of the Transaction. The forward-looking statements may also include, without limitation, those relating to the Company’s and Simmons’ predictions or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for future growth, revenue, expenses, assets, capital levels, liquidity levels, asset quality, profitability, earnings, accretion, customer service, investment in digital channels, or other future financial or business performance, strategies or expectations, the impacts of the COVID-19 pandemic and the ability of the Company and Simmons to manage the impacts of the COVID-19 pandemic, capital resources, market risk, plans for investments in securities, effect of future litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

These forward-looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: changes in the Company’s and Simmons’ operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies, as well as legislative and regulatory changes, including in response to the COVID-19 pandemic; changes in interest rates; possible adverse rulings, judgements, settlements, and other outcomes of pending or future litigation,; the ability to obtain regulatory approvals and meet other closing conditions to the Transaction; delay in closing the Transaction; difficulties and delays in integrating the Spirit business or fully realizing cost savings and other benefits of the Transaction; changes in Simmons’ share price before closing; the outcome of any legal proceedings that may be instituted against the Company or Simmons as a result of the Transaction or otherwise; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Agreement; business disruption following the Transaction; the reaction to the Transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on the Company, Simmons and the Transaction; and other relevant risk factors, which may be detailed from time to time in the Company’s and Simmons’ press releases and filings with the SEC. Many of these factors are beyond the Company’s and Simmons’ ability to predict or control, and actual results could differ materially from those in the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, the Company’s and Simmons’ past financial performance should not be relied upon as an indication of future performance.

The Company and Simmons believe the assumptions and expectations that underlie or are reflected in any forward-looking statements, expressed or implied, in this Current Report on Form 8-K are reasonable, based on information available to the Company and Simmons on the date of this Current Report on Form 8-K. However, given the described uncertainties and risks, the Company and Simmons cannot guarantee its future performance or results of operations or whether the Company’s and Simmons’ future performance will differ materially from the performance reflected in or implied by its forward-looking statements, and you should not place undue reliance on these forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and neither the Company nor Simmons undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Transaction, Simmons will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Simmons common stock that will be issued to Spirit shareholders in the Transaction. The Registration Statement will include a proxy statement of Spirit and a prospectus of Simmons (the “Proxy Statement/Prospectus”), and Simmons and/or Spirit may file with the SEC other relevant documents concerning the Transaction. The definitive Proxy Statement/Prospectus will be mailed to shareholders of Spirit. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND/OR SIMMONS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Simmons and Spirit, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by Simmons or Spirit. You will also be able to obtain these documents, when they are filed, free of charge, from Simmons at www.simmonsbank.com under the heading “Investor Relations” or from Spirit at www.sotb.com under the “Investor Relations” link. Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Spirit at Spirit of Texas Bancshares, Inc., 1836 Spirit of Texas Way, Conroe, Texas 77301, Attention: Corporate Secretary, Email: jgoleman@sotb.com, Telephone: (936) 521-1836 or by directing a request to Simmons at Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: Ed Bilek, Director of Investor Relations, Email: ed.bilek@simmonsbank.com or ir@simmonsbank.com, Telephone: (870) 541-1000.

Participants in the Solicitation

The Company, Simmons, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Transaction. Information about the Company’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021. Information about Simmons’ directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15, 2021. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus regarding the proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, by and between Simmons First National Corporation and Spirit of Texas Bancshares, Inc., dated as of November 18, 2021*

Exhibit 99.1	Form of Support and Non-Competition Agreement, by and between Simmons First National Corporation, Spirit of Texas Bancshares, Inc. and certain shareholders of Spirit of Texas Bancshares, Inc.

Exhibit 99.2	Press Release issued by Simmons First National Corporation and Spirit of Texas Bancshares, Inc. on November 19, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spirit of Texas Bancshares, Inc.

Dated: November 19, 2021	By:	/s/ Dean O. Bass
Dean O. Bass Chairman and Chief Executive Officer